UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 11, 2004


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                  1-2207              38-0471180
    -----------------         --------------      --------------
    (State or other           (Commission         (I.R.S. Employer
    jurisdiction of           File No.)           Identification No.)
    incorporation of
    organization)

    280 Park Avenue
    New York, New York                                  10017
    --------------------------------            -----------------
    (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code:   (212) 451-3000


  -------------------------------------------------------------------------
  (Former name or former address, if changed since last report)



Item 5.  Other Events and Regulation FD Disclosure

     On March 11, 2004, Triarc Companies, Inc. (the "Company") issued a press release announcing that Jack G. Wasserman has been appointed a director of the Company effective March 15, 2004.

     The press release relating to the appointment of Mr. Wasserman is attached as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of Triarc Companies, Inc. dated March 11, 2004.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRIARC COMPANIES, INC.



                                      By: /s/ Brian L. Schorr
                                         -------------------------------------
                                         Brian L. Schorr
                                         Executive Vice President and
                                         General Counsel

Dated:   March 11, 2004




                                  EXHIBIT INDEX

Exhibit                    Description

99.1     Press release of Triarc Companies, Inc. dated March 11, 2004






                                                            Exhibit 99.1

                                                     For Immediate Release

CONTACT:  Anne A. Tarbell
          (212) 451-3030
          www.triarc.com

                   JACK G. WASSERMAN TO BE DIRECTOR OF TRIARC

     New York, NY, March 11, 2004 - Triarc Companies, Inc. (NYSE: TRY; TRY.B) announced today that Jack G. Wasserman has been appointed a director of the Company effective March 15, 2004.

     Mr. Wasserman, 67, is an attorney admitted to practice before the Supreme Court of the United States and in New York, Florida, and the District of Columbia. From 1966 through 2001, Mr. Wasserman was a senior partner in the New York law firm, Wasserman, Schneider, Babb & Reed, and its predecessors, where he concentrated on commercial transactions, primarily international trade and related matters, with particular emphasis on contracts and the resolution of disputes. He also has extensive experience in the formation and governance of not-for-profit corporations.

     Mr. Wasserman is currently a director (and chairman of the Audit Committee) of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P. He is also a director (and chairman of the Audit Committee) of National Energy Group, Inc. and a director of Cadus Corporation.

     Mr. Wasserman holds a B.A. from Adelphi University, a J.D. from Georgetown University and a Graduate Diploma from the Johns Hopkins University School of Advanced International Studies.

     Commenting on Mr. Wasserman's appointment, Nelson Peltz, Chairman and Chief Executive Officer of Triarc, said: "We are very pleased to have Jack join
Triarc's Board of Directors. We look forward to drawing upon Jack's distinguished legal and corporate governance experience."

     Triarc is a holding company and, through its subsidiaries, the franchisor of the Arby's(R) restaurant system and the operator of approximately 235 restaurants located in the United States.